                        Van Kampen High Income Trust II
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                     Amount of      % of
                                        Offering       Total          Shares      Offering   % of Funds
  Security      Purchase/   Size of     Price of     Amount of       Purchased    Purchased     Total                     Purchased
  Purchased     Trade Date Offering      Shares       Offering        By Fund      By Fund     Assets       Brokers         From
--------------- ---------- ----------- ----------- --------------- ------------ ------------ ------------ ------------- ------------

   Israel        05/01/08      -         $99.831   $1,000,000,000   $7,715,000     0.074%       0.53%     Citi,           Lehman
  Electric                                                                                                Lehman         Brothers
 Corporation                                                                                              Brothers,
Limited Note                                                                                              JPMorgan,
 7.250% due                                                                                               Merrill
 01/15/2019                                                                                               Lynch & Co.
                                                                                                          and Morgan
                                                                                                          Stanley

  Newfield       05/05/08      -         $100.00    $600,000,000     $115,000      0.019%      0.080%     JPMorgan,      JPMorgan
 Exploration                                                                                              Morgan         Securities
  Co. Note                                                                                                Stanley,
 7.125% due                                                                                               BMO Capital
 5/15/2018                                                                                                Markets,
                                                                                                          CALYON, RBS
                                                                                                          Greenwich
                                                                                                          Capital,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          Banc of
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC, DnB
                                                                                                          NOR
                                                                                                          Markets,
                                                                                                          BBVA
                                                                                                          Securities,
                                                                                                          Fortis
                                                                                                          Securities
                                                                                                          LLC, Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.
                                                                                                          and Wed
                                                                                                          Bush Morgan
                                                                                                          Securities


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CSC Holdings     05/28/08      -         $100.00    $500,000,000    $2,000,000     0.068%       0.24%     Bank of         Banc of
  Inc. Note                                                                                               America         America
 8.500% due                                                                                               Securities
  6/15/2015                                                                                               Ltd.,
                                                                                                          Citegroup
                                                                                                          Global
                                                                                                          Markets
                                                                                                          Ltd., JP
                                                                                                          Morgan,
                                                                                                          Merrill
                                                                                                          Lynch &
                                                                                                          Co., Credit
                                                                                                          Suisse, GE
                                                                                                          Capital
                                                                                                          Markets
                                                                                                          Inc., BNP
                                                                                                          PARIBAS,
                                                                                                          Deutsche
                                                                                                          Bank
                                                                                                          Securities
                                                                                                          Inc.,
                                                                                                          Fortis
                                                                                                          Securities,
                                                                                                          Goldman
                                                                                                          Sachs &
                                                                                                          Co.,
                                                                                                          Greenwich
                                                                                                          Capital
                                                                                                          Markets
                                                                                                          Inc.,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Piper
                                                                                                          Jaffray &
                                                                                                          Co., Scotia
                                                                                                          Capital
                                                                                                          Inc.,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                          Humphrey
                                                                                                          and Wedbush
                                                                                                          Morgan
                                                                                                          Securities
                                                                                                          Inc.
